Exhibit 6
Form SB-2
Mountain Oil, Inc.

                        Mountain Oil, Inc.
                            PO Box 1574
                3954 East 200 North East Highway 40
                        Roosevelt, UT 84066
               Phone 435-722-2992 - Fax 436-722-0978


February 14, 2000

Coastal Field Services
Attn.: David E. Wilson
9 Greenway Plaza Suite 2120
Houston, TX 77046

RE: Coastal Gas Hookups for Mountain Oil Corporation

Dear David,

     Mountain Oil Corporation proposes the following agreement, and agrees as follows:

     1. Mountain Oil proposes to hook up the following wells prior to December 1, 2000. If gas lines are in place, which in most areas there are existing facilities, See Attached Exhibit A.
     2. Mountain Oil will receive a monthly tabulation of wet gas sales, and dry gas usage from Coastal Field Services, Mountain Oil Corporation agrees that if dry gas usage exceeds wet gas sales, then Mountain Oil will issue a check for excess amount within 7 working days.
     3. Wet gas vs, dry gas usage will be tabulated on the gross amounts of all wells entered into the system at that time.

If   you  have  any  questions,  please  contact  Craig  Phillips,
President  at  (435)  722-2992, or  in  writing  at  PO  Box  1574
Roosevelt, UT 84066.

                                             Sincerely,

                                             /s/ Craig Phillips



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                             Exhibit A

1-16A1E
Section 16, TIS, R1E, Uintah County, Utah
     API # 43-047-30231

1-19BS
Section 19, T2S R5W, Duchesne County, Utah
     API # 43-01-30509

Dye-Hall 2-21 A I
Section 21,T1S,R1W, Duchesne County, Utah
     API # 43-013-31163

Fausett 1-26A1
Section 26, T1S, R1F, Uintah County, Utah
     API # 43-047-30821

1-3 1 CS
Section 31, T3W, R5W, Duchesne County, Utah
     API# 43-013-30501

Wilkins 1-24A5
Section 24, T1S, R5W, Duchesne County, Utah
     API# 43-013-30320

Myrin Ranch # I
Section 20 T2S, R3W, Duchesne County, Utah
     API# 43-013-30176

Badger Ute L.E. Font, 3-27Z2
Section 27, T1N, R2W, Duchesne County, Utah
     API# 43-013-31052

Nielson 1-20B1
Section 20, T2S, R1W, Duchesne County, Utah
     API# 43-013-30740

Josie 1A-3B5
Section 3, T2S, R5W, Duchesne County, Utah
     API# 43-013-30677

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